T. Rowe Price International Discovery Fund

Supplement to Prospectus dated March 1, 2012

In section 3, the paragraph under “Portfolio Management” relating to the Investment Advisory Committee for the International Discovery Fund is revised as follows:

International Discovery Fund Justin Thomson, Chairman, Tak Yiu Cheng, Henry M. Ellenbogen, Vishnu V. Gopal, Benjamin Griffiths, Miki Takeyama, Sin Dee Tan, Verena E. Wachnitz, Hiroshi Watanabe, and Ernest C. Yeung. Mr. Thomson has been chairman of the committee since 2008, but has been involved in managing the fund since 1998. He joined the Firm in 1998 and his investment experience dates from 1991. He has served as a portfolio manager with the Firm throughout the past five years. Hiroshi Watanabe is responsible for selecting the fund’s investments in Japan and Ernest C. Yeung is responsible for selecting the fund’s investments in Asia (excluding Japan). Mr. Watanabe joined the Firm in 2006 and his investment experience dates from that time. He has served as an equity analyst with the Firm throughout the past five years. Mr. Yeung joined the Firm in 2003 and his investment experience dates from 2001. During the past five years, he has served as an equity analyst and then a portfolio manager (beginning in 2009).

The date of this supplement is December 18, 2012.

C01-041 12/18/12